SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):

                                 January 8, 2003

                                    Dice Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)




         Delaware                      0-25107                  13-3899472
----------------------------    ------------------------     ----------------
(State or Other Jurisdiction    (Commission File Number)     (I.R.S. Employer
    of Incorporation)                                     Identification Number)


                      3 Park Avenue, New York, New York 10016
                ---------------------------------------------------
                (Address of principal executive offices) (zip code)


                                 (212) 725-6550
              ----------------------------------------------------
              (Registrant's telephone number, including area code)





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ITEM 5. Other Events and Regulation FD Disclosure


On January 8, 2003, the Company issued a press release announcing its satisfaction of the previously announced Wainner Arbitration Award claim and its early relinquishment of certain space under lease. The full text of the press release is attached as Exhibit 99.1 hereto.

ITEM 7. Exhibits.

Exhibit
Number            Description
------            -----------

99.1              Press Release dated January 8, 2003.

                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                         DICE INC.



                                        By: /s/ Brian P. Campbell
                                          -------------------------------------
                                          Name:   Brian P. Campbell, Esq.
                                          Title:  Vice President and General
                                                      Counsel



Dated: January 9, 2003